Exhibit 32.1
CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICERS AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Based on my knowledge, I, Marc Benioff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of salesforce.com, inc. on Form 10-Q for the period ended October 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

December 2, 2021	/s/ MARC BENIOFF
Marc Benioff
Chair of the Board of Directors and Co-Chief Executive Officer (Principal Executive Officer)

Based on my knowledge, I, Bret Taylor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of salesforce.com, inc. on Form 10-Q for the period ended October 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

December 2, 2021	/s/ BRET TAYLOR
Bret Taylor
Vice Chair of the Board and Co-Chief Executive Officer (Principal Executive Officer)

Based on my knowledge, I, Amy Weaver, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of salesforce.com, inc. on Form 10-Q for the period ended October 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

December 2, 2021	/s/ AMY WEAVER
Amy Weaver
President and Chief Financial Officer (Principal Financial Officer)